Exhibit 10(n)

                                      BOARD OF DIRECTORS APPROVED
                                               SEPTEMBER 11, 2000

                   PHILLIPS PETROLEUM COMPANY
             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      SECTION I - PURPOSE
                      -------------------
The purpose of the Phillips Petroleum Company Supplemental Executive Retirement Plan ("Plan") is to supplement the retirement benefits of Retiring eligible employees who were hired in mid-career. Phillips Petroleum Company ("Company") recognizes that from time to time, it retains the services of employee(s) after the employee has performed services at another company (or companies) for varying periods of time, in order to obtain the special skills and expertise developed by the key employee during these other periods of employment. These employees generally forego all or a portion of their potential retirement benefits upon leaving their previous employer(s). This Plan, therefore, supplements retirement benefits to at least partially compensate for the loss of retirement benefits accrued at the previous employer(s). The amount of supplemental benefit payable under this Plan will not cause a Retiring eligible employee's retirement benefit to equal or exceed a full career Retiring eligible employee's benefit.

                SECTION II - DEFINITION OF TERMS
                --------------------------------
a)  Affiliated Group          shall mean the Company plus other
    ----------------          subsidiaries and affiliates in which
                              it owns a 5% or more equity interest.

b)  Retirement Income Plan    is the Retirement Income Plan of
    ----------------------    Phillips Petroleum Company.

c)  Retirement (or Retire, or is termination of employment with
    ----------  Retiring)     the Company on or after the
                              employee's earliest early
                              retirement date as defined in the
                              Retirement Income Plan.  It
                              includes termination of employment
                              at an age below 55 only when
                              Section V applies.


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d)  Credited Service,         as determined in accordance with
    -----------------         the provisions of the Retirement
    Final Average Earnings,   Income Plan.
    -----------------------
    Normal Retirement Date,
    -----------------------
    and Early Retirement Date
    -------------------------

e)  Total Final Average       is the average of the high 3
    -------------------       earnings, excluding Incentive
    Earnings                  Compensation Plan Awards, paid in
    --------                  consecutive years of the last 10
                              years prior to termination of
                              employment plus the average of the
                              high 3 Incentive Compensation Plan
                              Awards for any of such last 10
                              years under the Incentive Compensation
                              Plan, whether paid or
                              deferred and shall include the
                              value of any special awards
                              specified by the Compensation
                              Committee to be included for final
                              average earnings purposes under
                              the terms of the special awards
                              when granted by the Compensation
                              Committee, and shall also
                              recognize benefits paid under
                              Section 4.2 of the Phillips
                              Petroleum Company Executive
                              Severance Plan in the same manner
                              as layoff pay is recognized under
                              the Retirement Income Plan.

f)  Total Credited Service    is an employee's Credited Service
    ----------------------    plus any additional months of service
                              as calculated under the Principal
                              Corporate Officers Supplemental
                              Retirement Plan and Missed
                              Credited Service as defined in sub-
                              section (j) of Section II of Article I
                              in the Retirement Income
                              Plan, plus months of service by
                              recognizing benefits paid under
                              Section 4.2 of the Phillips
                              Petroleum Company Executive
                              Severance Plan in the same manner
                              as layoff pay is recognized under
                              the Retirement Income Plan.

g)  Plan Administrator        means the Executive Vice
    ------------------        President, Planning, Corporate
                              Relations and Services, or his
                              successor.

h)  Trustee                   means the trustee of the grantor
    -------                   trust established by the
                              Trust Agreement between the
                              Company and Wachovia Bank, N. A.
                              dated as of


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                              June 1, 1998, or any
                              successor trustee.

i) Participating Subsidiary means a subsidiary of the Company, ------------------------ of which the Company beneficially owns, directly or indirectly, more than
                              50% of the aggregate voting power
                              of all outstanding classes and
                              series of stock, where such
                              subsidiary has adopted one or more
                              plans making participants eligible
                              for participation in this Plan.


                SECTION III - ELIGIBLE EMPLOYEES
                --------------------------------
All employees of the Company who are participants in the Retirement Income Plan and who, a) as of November 1, 1988 participated in the Incentive Compensation Plan as members of Teams I, II, III (including those individuals promoted to such levels through November 1, 1988, ie: Grade 33 or above and ICP eligible), or b) were active employee participants or were eligible to participate in the Key Employee Death Protection Plan on the date of its termination (December 31, 1986), c) are hired subsequent to November 1, 1988 and at the time of hire are recommended for participation in the Plan by the Executive Vice President, Planning, Corporate Relations and Services with approval by the Chief Executive Officer, or d) prior to retirement are recommended for participation in the Plan by the Executive Vice President, Planning, Corporate Relations and Services with approval by the Chief Executive Officer, will be eligible for benefits under this Plan.


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             SECTION IV - ELIGIBILITY FOR BENEFITS
             -------------------------------------
An eligible employee as described in Section III who commences retirement benefits under the Retirement Income Plan, will be eligible to receive the benefit amount described in Section VI only if the results of (a) below exceed the results of (b) below where:
     (a) is the lesser of the following percentages;
         (i)  2.4% times the greater of the eligible employee's
              Credited Service or the Employee's Total Credited
              Service at the time of Retirement; or
         (ii) the Maximum SERP Benefit Percentage shown in the
              schedule below based upon the eligible employee's attained age at Retirement and, (b) is the percentage derived by multiplying 1.6% times the eligible employee's Total Credited Service at the time of Retirement.

              Attained
              Age at                   Maximum SERP
              Retirement            Benefit Percentage
              ----------            ------------------

                  65                      60.0%
                  64                      58.4%
                  63                      56.8%
                  62                      55.2%
                  61                      53.6%
                  60                      52.0%
                  59                      50.4%
                  58                      48.8%
                  57                      47.2%
                  56                      45.6%
                  55                      44.0%
                  54 or younger            -0-

                SECTION V - SPECIAL ELIGIBILITY
                -------------------------------
An eligible employee as described in Section III who is less than age 55 and who is laid off under the Layoff Plan of Phillips
Petroleum Company and/or the Supplemental Layoff Plan of Phillips


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Petroleum Company and/or the Enhanced Supplemental Layoff Pay
Plan of Phillips Petroleum Company and/or the Phillips Layoff Plan and/or the Work Force Stabilization Plan of Phillips Petroleum Company and/or who receives benefits under the Phillips Petroleum Company Executive Severance Plan or any similar plans which may be adopted by the Company from time to time and any employee who becomes employed by a member of the Affiliated Group, other than the Company or a Participating Subsidiary, immediately after terminating employment with the Company or a Participating Subsidiary, will be eligible to receive the benefit described in Section VI if the results of (a) below exceed the results of (b) below where:
     (a) is the lesser of the following percentages;
         (i) 2.4% times the greater of an eligible employee's Credited Service, or the employee's Total Credited Service at the time of layoff or termination; or
         (ii) the Maximum SERP Benefit Percentage shown in the schedule below based upon the eligible employee's attained age at the time of layoff or termination.
and, (b) is the percentage derived by multiplying 1.6% times the eligible employee's Total Credited Service at the time of layoff or termination.

              Attained Age
              at the time              Maximum SERP
              of Layoff             Benefit Percentage
              ----------            ------------------

                  54                      42.4%
                  53                      40.8%
                  52                      39.2%
                  51                      37.6%
                  50                      36.0%
                  49                      34.4%
                  48                      32.8%
                  47                      31.2%


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                  46                      29.6%
                  45                      28.0%
                  44                      26.4%
                  43                      24.8%
                  42                      23.2%
                  41                      21.6%
                  40                      20.0%
                  39                      18.4%
                  38                      16.8%
                  37                      15.2%
                  36                      13.6%
                  35                      12.0%
                  34                      10.4%
                  33                       8.8%
                  32                       7.2%
                  31                       5.6%
                  30                       4.0%
                  29                       2.4%
                  28                       0.8%

                   SECTION VI - BENEFIT AMOUNT
                   ---------------------------
An eligible employee who qualifies for benefits under this Plan in accordance with Sections IV and V will be eligible to receive retirement benefits from the Plan as follows:
     A. With respect to eligible employees who commence retirement benefits on or after their Normal Retirement Date - multiply the lesser of (a)(i) or (a) (ii) as computed in Sections IV or V, as applicable, times the greater of the employee's Final Average Earnings or the employee's Total Final Average Earnings and with the results reduced by the portion of the eligible employee's Primary Social Security benefit as determined in the same manner as such reduction is determined under the Final Average Earnings formula of the Retirement Income Plan.
     B. With respect to eligible employees who commence retirement benefits at an Early Retirement Date - benefits will be calculated in the same manner as the benefits for Normal Retirement Date, as described in A. of this Section, but


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         reduced for early retirement in the same manner as is
         applicable under the Retirement Income Plan.

In either A. or B. above the Retirement Income Plan calculations shall be made as if no benefit limitations were imposed by the Internal Revenue Code and no benefit reductions resulted from participation in any qualified or non-qualified Company-sponsored benefit plan, and the resulting benefit amount will be reduced by applicable retirement benefit payments for which the retiree is eligible from any of the following plans, or any other similar plan or plans, of the Company or any of its subsidiary or affiliated companies; Retirement Income Plan, Retirement Restoration Plan of Phillips Petroleum Company, Key Employee Deferred Compensation Plan of Phillips Petroleum Company, the Retirement Makeup Plan of Phillips Petroleum Company, Principal Corporate Officers Supplemental Retirement Plan of Phillips Petroleum Company, the Phillips Petroleum Company Key Employee Death Protection Plan, the Key Employee Supplemental Retirement Plan and the Key Employee Missed Credited Service Retirement Plan.

          SECTION VII - PAYMENT OF RETIREMENT BENEFITS
          --------------------------------------------
Subject to the requirement that the manner of payment of retirement benefits determined in accordance with this Plan, the Retirement Restoration Plan of Phillips Petroleum Company, the Key Employee Deferred Compensation Plan of Phillips Petroleum Company, the Principal Corporate Officers Supplemental Retirement Plan of Phillips Petroleum Company, the Retirement Makeup Plan of Phillips Petroleum Company, the Key Employee Supplemental Retirement Plan


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and the Key Employee Missed Credited Service Retirement Plan
shall be the same, and subject further to the condition that a Retiring eligible employee who receives retirement payments under this Plan other than in one lump-sum payment, shall agree to be available during the payment period to provide, from time to time, advice and consultation to the Company after reasonable notice, or forfeit his/her remaining unpaid benefits, therefore:
   (i) The Retiring eligible employee may elect on the forms prescribed by the Company to have such retirement payments paid on a straight-life annuity basis, or to have such life annuity payments converted in the manner provided by the Retirement Income Plan to any one of the other forms of payment which the Retiring eligible employee would be entitled to select (except the lump-sum settlement option) if such payments were to be paid to the Retiring eligible employee under the Retirement Income Plan.

   (ii) Notwithstanding (i) above, an eligible employee who is commencing retirement benefits and is eligible for a lump sum distribution from the Retirement Income Plan may, not later than 30 days prior to commencing retirement benefits, express preferences as to:
         (a) whether the payment amounts should be converted in the manner provided by the Retirement Income Plan from a life annuity basis to one lump-sum payment,
         (b) whether such lump-sum payment shall be paid to the employee on or as soon as practicable after the employee's commencement of retirement benefits,


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         (c) whether such lump-sum payment shall be credited as
             an award under the Company's Key Employee Deferred
             Compensation Plan.

The Chief Executive Officer, with respect to Retiring eligible employees who are not members of the Board of Directors and the Compensation Committee of the Board of Directors, with respect to Retiring eligible employees who are members of the Board of Directors, shall consider such indication of preference and shall respectively decide whether to accept or reject the preferences expressed. In the event the Chief Executive Officer or the Compensation Committee, as applicable, accepts such Retiring eligible employee's preference, such retirement benefit shall be paid in one lump sum as soon as practicable after the later of such acceptance or the Retiring eligible employee's retirement benefit commencement date; or if applicable, credited as of the eligible employee's retirement benefit commencement date as an award under the Key Employee Deferred Compensation Plan.

          SECTION VIII - METHOD OF PROVIDING BENEFITS
          -------------------------------------------
This Plan shall be unfunded. All benefits shall be provided solely from the general assets of the Company and any rights accruing to an eligible employee under the Plan shall be those of a general creditor; provided, however, that the Company may establish a grantor trust to satisfy part or all of its Plan payment obligations so long as the plan remains unfunded for purposes of Title I of ERISA.


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             SECTION IX - MISCELLANEOUS PROVISIONS
             -------------------------------------
(a) No right or interest of an eligible employee under this Plan shall be assignable or transferable, in whole or in part, directly or indirectly, by operation of law or otherwise (excluding devolution upon death or mental incompetency).
(b) Any claim for benefits hereunder shall be presented in writing to the Plan Administrator for consideration, grant or denial. In the event that a claim is denied in whole or in part by the Plan Administrator, the claimant, within ninety days of receipt of said claim by the Plan Administrator, shall receive written notice of denial. Such notice shall contain:
    (1) a statement of the specific reason or reasons for the denial;
    (2) specific references to the pertinent provisions hereunder on which such denial is based;
    (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and
    (4) an explanation of the following claims review procedure set forth in paragraph (c) below.

(c) Any claimant who feels that a claim has been improperly denied in whole or in part by the Plan Administrator may request a review of the denial by making written application to the Trustee. The claimant shall have the right to review all pertinent documents relating to said claim and to submit issues


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    and comments in writing to the Trustee.  Any person filing an appeal from the denial of a claim must do so in writing within sixty days after receipt of written notice of denial. The Trustee shall render a decision regarding the claim within sixty days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable time, but not later than 120 days after receipt of the request for review. The decision of the Trustee shall be in writing and, in the case of the denial of a claim in whole or in part, shall set forth the same information as is required in an initial notice of denial by the Plan Administrator, other than an explanation of this claims review procedure. The Trustee shall have absolute discretion in carrying out its responsibilities to make its decision of an appeal, including the authority to interpret and construe the terms hereunder, and all interpretations, findings of fact, and the decision of the Trustee regarding the appeal shall be final, conclusive and binding on all parties.

(d) Compliance with the procedures described in paragraphs (b) and (c) shall be a condition precedent to the filing of any action to obtain any benefit or enforce any right which any individual may claim hereunder. Notwithstanding anything to the contrary in this Plan, these paragraphs (b), (c) and (d) may not be amended without the written consent of a seventy-five percent


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    (75%) majority of Participants and Beneficiaries and such
    paragraphs shall survive the termination of this Plan until all benefits accrued hereunder have been paid.
(e) The Chief Executive Officer, may amend or terminate this Plan at any time if, in his or her sole judgment such amendment or termination is deemed desirable. However, such amendments may not increase the benefits payable hereunder to any Officer of the Company who is also currently a Director of the Company.
(f) No amount accrued or payable hereunder shall be deemed to be a portion of an eligible employee's compensation or earnings for the purpose of any other employee benefit plan adopted or maintained by the Company, nor shall this Plan be deemed to amend or modify the provisions of the Retirement Income Plan.
(g) Participation or nonparticipation in this Plan shall not affect any eligible employee's employment status, or confer any special rights other than those expressly stated in the Plan.
(h) Except as otherwise provided herein, the Plan shall be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.
(i) The Plan shall be construed, regulated, and administered in accordance with the laws of the State of Oklahoma except to the extent that said laws have been preempted by the laws of the United States.


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                   SECTION X - EFFECTIVE DATE
                   --------------------------
This Plan became effective January 1, 1987.

2DP/SERP
08/31/2000


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